Exhibit 10.1

THIRD AMENDMENT TO THIRD ADDENDUM

THIS THIRD AMENDMENT TO THIRD ADDENDUM (“Amendment”) dated the 8th day of December, 2003, amends the Third Addendum to the Transportation Agreement dated as of January 30, 2003 (the “Agreement”) between The United States Postal Service (“USPS”) and Federal Express Corporation (“FedEx”).

Preamble

WHEREAS, USPS and FedEx entered into the Agreement in order to provide for the transportation of certain Products (as such term is defined in the Agreement”),

WHEREAS, the parties now desire to amend certain provisions of the Third Addendum to the Agreement as more specifically set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Amendment, the parties agree as follows:

1.               Definitions

For the purposes of this Amendment, capitalized terms used as defined terms and not otherwise defined in this Amendment shall have the meanings outlined in the Agreement and the Third Addendum.

2.               Service for Offshore Locations

Section 11 (b) of the Third Addendum sets forth the gateway locations for [  *  ] which are effective during the Interim Period.  However, for the period [  *  ], the parties agree to change the gateway locations for [  *  ] as follows:

[  *  ]

On [  *  ], the gateway locations shall revert to those set forth in the Third Addendum.

3.               Except as amended by this Amendment, the terms and conditions of the Agreement and Third Addendum shall remain in full force and effect and are ratified and confirmed in all respects.

*                 Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the parties have signed this Amendment in duplicate, one for each of the Parties, as of December 8, 2003.

THE UNITED STATES POSTAL SERVICE

By:	/s/ CHARLES A. PAWLUS
Title:	Purchasing & Supply Management Specialist

FEDERAL EXPRESS CORPORATION

By:	/s/ PAUL J. HERRON
Title:	VP – Postal Transportation

FOURTH ADDENDUM

THIS FOURTH ADDENDUM (“Fourth Addendum”), dated the 16th day of March, 2004, revises and supplements the Transportation Agreement between the United States Postal Service (“USPS” or “the Postal Service”) and Federal Express Corporation (“FedEx”).

BACKGROUND FACTS

On January 10, 2001, USPS and FedEx entered into the Transportation Agreement (“Agreement”) which states that FedEx will provide for the transportation of certain USPS Products.

On December 13, 2001, USPS and FedEx entered into the Addendum to the Agreement (“Addendum”) due to the USPS’ immediate need for the transportation of its Product over and above the Minimum Guaranteed Volumes listed in the Agreement.

On April 3, 2002 and April 26, 2002, USPS and FedEx entered into the First Amendment to the Addendum and the Second Amendment to the Addendum, respectively.

On August 29, 2002 and December 4, 2002, USPS and FedEx entered into the Second Addendum to the Agreement (“Second Addendum”) and the First Amendment to the Second Addendum, respectively which addressed the obligations of both parties through June 1, 2003.

On January 30, 2003, USPS and FedEx entered into the Third Addendum to the Agreement (“Third Addendum”) which addressed the obligations of both parties through May 30, 2004.

On June 4, 2003, USPS and FedEx entered into the First Amendment to the Third Addendum.

On November 21, 2003 and December 8, 2003, USPS and FedEx entered into the Second Amendment to the Third Addendum and the Third Amendment to the Third Addendum, respectively.

The parties now desire to extend the Interim Period beyond May 30, 2004, subject to the following terms:

AGREEMENT

1.                                       Definitions

For the purposes of this Fourth Addendum, capitalized terms used as defined terms and not otherwise defined in this Fourth Addendum shall have the meanings outlined in the Agreement.  The following additional terms shall have the following meaning:

“Billable Weekday Volume” means the greater of the actual Mid-week Volume tendered by USPS to FedEx during the Schedule Period or [  *  ] of the aggregate Daily Mid-Week Volume Commitment for the Schedule Period.

“Billable Weekend Volume” means the greater of the actual Weekend Volume tendered by USPS to FedEx during the Schedule Period or [  *  ] of the aggregate Daily Weekend Volume Commitment for the Schedule Period.

“Daily Mid-week Volume Commitment” means the daily volume committed for transport during the Day Turn Operations on Tuesday through Friday of a week for a Schedule Period.

“Daily Weekend Volume Commitment” means the volume committed for transport during the Day Turn Operations on Saturday and Sunday of a week for a Schedule Period.

“Interim Period” means the period of time commencing May 31, 2004 and terminating November 30, 2004.

“Night-Turn Mid-week Volume Commitment” means the daily volume committed for transport during the Night-Turn Operations on Monday through Friday of a week for a Schedule Period.

“Non-Widely Observed Holiday” means Columbus Day and Veteran’s Day.

“Offshore Locations” means [  *  ]

“Operating Day” means any day other than a Monday or a FedEx Holiday for the Day-Turn Operations.

“Revised Schedule Period Request Forecast” means the volume forecasting document which USPS will provide to FedEx after the Schedule Period Request Forecast.

*                 Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

USPS will provide the Revised Schedule Period Request Forecast no later than [  *  ] calendar days prior to each Schedule Block Implementation Date.

“Trucking Location” means a location specified on Exhibit A, attached.

“Weekend Volume” means volume transported during the Day Turn Operations on Saturday and Sunday of a week.

2.                                       Volume

(a)                                  During the Interim Period, the Committed Volume and the Committed Volume Schedule will be as set forth in the following table:

[  *  ]

(b)                                 During the Interim Period, USPS will tender and FedEx must transport between [  *  ] and [  *  ] of the Committed Volume for each applicable Schedule Block listed in the chart above.

3.                                       Schedule Period Request Forecast

Section 3.3.0 of Exhibit A of the Agreement is hereby modified for the Interim Period as follows:  For any Schedule Period in which the USPS Schedule Period Request Forecast is greater than [  *  ] the USPS shall deliver to FedEx a Revised Schedule Period Request Forecast no later than [  *  ] calendar days prior to each Schedule Block Implementation Date.  [  *  ] If USPS does not make the Revised Schedule Period Request Forecast available by the required deadline, the Schedule Period Request Forecast shall be used.

*                 Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

4.                                       Non-Fuel Transport

During the Interim Period, FedEx will invoice USPS for the non-fuel transport portion of the Day System pricing at the rates provided below:

[  *  ]

*                 Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

5.                                       No Non-Widely Observed Holiday

During the Interim Period, the parties agree that for those months in which there is no Non-Widely Observed Holiday (i.e. June, 2004, July, 2004, August, 2004 and September, 2004), the monthly billed volume will be computed on the following basis:

[  *  ]

6.                                       Non-Widely Observed Holidays

The parties agree that during those months within the Interim Period in which there is a Non-Widely Observed Holiday (i.e. October, 2004 and November, 2004), [  * ].

7.                                       Bypass Container Handling Charge

During the Interim Period, FedEx and the USPS agree that notwithstanding the provisions of Exhibit B, paragraph A(3) of the Agreement, USPS shall be invoiced a handling charge of [  *  ] for packages unloaded from By-pass ULDs which are destined to a Trucking Location.  FedEx and USPS agree to the following methodology to simplify invoicing:

FedEx will invoice USPS on the daily invoice at the contractual rate for all Handling Units, including packages unloaded from a By-Pass ULD destined for a Trucking Location.  FedEx will then calculate a credit at the end of each Schedule Period.  [  *  ]

*                 Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

8.                                       Density

The provisions of Exhibit B, paragraph A, subparagraphs 1 and 2 of the Agreement will be revised for the Interim Period to eliminate the cubic footage conversion factor of [  *  ]

*                 Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

9.             7-day By-Pass Matrix Review

Section 3.6.0 of Exhibit A, Operating Specifications, is hereby modified for the Interim Period as follows:

[  *  ]

10.                                 Saturday Volume

Attachment 1 of the Agreement is hereby modified for the remaining Term of the Interim Period which ends November 30, 2004, as follows:

USPS agrees that if the Daily Weekend Volume Commitment it tenders to FedEx consists of equal amounts of volume for the Saturday and Sunday, [  *  ]

*                 Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

11.                                 Prior Agreements to be Extended

(a)                                  Preliminary Network Flow

Notwithstanding the provisions of Section 3.6.0 of the Operating Specifications, during the Interim Period, the parties agree that FedEx will not be required to furnish USPS with the Preliminary Network Flow document.

(b)                                 Service for Offshore Locations

During the Interim Period, the Market Service Commitment Time provided for in Attachments 1 and 2 to Exhibit A for volume to or from the Offshore Locations will be adjusted by [  *  ]  If USPS requests FedEx to accept for transport an amount in excess of the maximum volumes for the Offshore Locations but FedEx is unable to transport the excess volume to such destination by such adjusted Market Service Commitment Time, FedEx shall tender such excess volume to the gateway for the destination not later than the adjusted Market Service Commitment Time.  The gateway locations for the following destinations are:

[  *  ]

12.                                 Full Force and Effect

Except as amended by this Fourth Addendum, the terms and conditions of the Agreement shall remain in full force and effect and are ratified and confirmed in all other respects.

*                 Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

13.                                 Provision Conflict

If any provision of this Fourth Addendum conflicts with any provision of the Agreement, the provision of the Agreement shall govern, unless otherwise provided for in the Addendum.

The parties have signed this Fourth Addendum in duplicate, one for each of the parties, as of March 16, 2004.

THE UNITED STATES POSTAL SERVICE

By:	/s/ CHARLES A. PAWLUS

Printed Name: Charles A. Pawlus

Printed Title: Purchasing & Supply Management Specialist

FEDERAL EXPRESS CORPORATION

By:	/s/ PAUL J. HERRON

Printed Name: Paul J. Herron

Printed Title: VP – Postal Transportation

Exhibit A

to the

Fourth Addendum

The Trucking Locations are as follows:

[  *  ]

The list of Trucking Locations may be amended during the Interim Period by mutual agreement of the parties.

*                 Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.